Exhibit 10.4
                                                                    ------------


                   CIT Commercial Services         T: 212 382-7000
                   1211 Avenue of the Americas
                   New York, NY 10036


CIT [GRAPHIC OMITTED]

                                                 May 13, 2003
                                                 ------------


Levcor International, Inc.
462 Seventh Avenue
New York, NY 10018

Ladies and Gentlemen:

We refer to the Term Promissory Note dated January 24, 2002 between Carlyle Industries, Inc., and us, which you have assumed as successor by merger, as amended and supplemented (the "Note"). Capitalized terms used herein and not defined herein shall have the same meanings as set forth in the Note.

This letter shall confirm that pursuant to mutual consent and understanding, effective as of the even date herewith, the third paragraph of the Note shall be deleted in its entirety and replaced with the following:

"The principal balance of this Note shall be payable in thirty-two (32) equal consecutive monthly installments of Twelve Thousand U.S. Dollars ($12,000.00) each, with the first installment due and payable on February 1, 2002, and each subsequent installment due and payable on the first business day of each month thereafter, and a thirtieth (30th) and final payment of One Million Six Hundred Forty Thousand Dollars and 00/100 U.S. Dollars ($1,640,000.00) shall be due and payable on August 31, 2004 or upon any earlier termination of this Note."

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

Except as herein specifically provided, the Note remains in full force and effect in accordance with its terms and no other changes in the terms or provisions of the Note is intended or implied. If you are in agreement with the foregoing, please so indicate by signing and returning to us the enclosed copy of this letter. In addition, we have asked all guarantors and/or pledgors to sign below to confirm that their respective guaranties and/or pledge agreements shall remain in full force and effect notwithstanding the foregoing amendment.

                                       Very truly yours,

                                       THE CIT GROUP/COMMERCIAL SERVICES, INC.

                                       By: /s/ ANTHONY MONTEMARANO
                                           -----------------------
                                       Name:   Anthony Montemarano
                                       Title:  Vice President


Read and Agreed to:

LEVCOR INTERNATIONAL, INC.

By: /s/ ROBERT A. LEVINSON
    ----------------------
Name:   Robert A. Levinson
Title:  Chairman, Pres., CEO

Confirmed:

BLUMENTHAL/LANSING COMPANY LLC

By: /s/ ROBERT A. LEVINSON
    ----------------------
Name:   Robert A. Levinson
Title:  Chairman

WESTWATER INDUSTRIES, LLC

By: /s/ ROBERT A. LEVINSON
    ----------------------
Name:   Robert A. Levinson
Title:  Chairman

BUTTON FASHION, BV

By: /s/ ROBERT A. LEVINSON
    ----------------------
Name:   Robert A. Levinson
Title   Chairman

/s/ ROBERT A. LEVINSON
---------------------------------
Robert A. Levinson, an individual


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